UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2010

ProText Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 802-0223

Echo Metrix, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2010, ProText Mobility, Inc. (formerly known as Echo Metrix, Inc.) (the “Company”) received notification that its Certificate of Ownership and Merger (the “Certificate of Ownership”) was accepted by the Secretary of State of Delaware. Pursuant to the Certificate of Ownership, the Company’s wholly owned subsidiary, ProText Mobility, Inc., was merged into the Company, and the Company’s name changed from Echo Metrix, Inc. to ProText Mobility, Inc.

ITEM 9.01. Finacial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Certificate of Ownership and Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of December, 2010		ProText Mobility, Inc.

	By: /s/	Erica Zalbert
Erica Zalbert
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger